UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                            CURRENT REPORT Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) November 1, 2004


                        INTERSTATE BAKERIES CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


             1-11165                                     43-1470322
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      (Commission File Number)               (IRS Employer Identification No.)


                 12 East Armour Boulevard
                   Kansas City, Missouri                           64111
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      (Address of Principal Executive Offices)                   (Zip Code)


                                (815) 502-4000
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             (Registrant's Telephone Number, Including Area Code)


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

         On November 1, 2004, Interstate Bakeries Corporation (the "Company") and certain of its subsidiaries (collectively, the "Borrowers") entered into the First Amendment to the Revolving Credit Agreement (the "First Amendment") among the Borrowers, JPMorgan Chase Bank ("JPMCB") and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party thereto (together with JPMCB, the "Lenders"), JPMorgan Chase Bank, as administrative agent for the Lenders, and JPMorgan Chase Bank, as collateral agent for the Lenders. A copy of the First Amendment is hereby incorporated by reference and attached hereto as
Exhibit 10.1.

         The Borrowers, the Lenders, J.P. Morgan Securities Inc. and JPMorgan Chase Bank are parties to the Revolving Credit Agreement, dated as of September 23, 2004 (the "DIP Agreement"). The DIP Agreement received interim approval by the United States Bankruptcy Court for the Western District of Missouri (the "Bankruptcy Court") on September 23, 2004 and final approval on October 21, 2004. The final order approving the DIP Agreement was entered on the Bankruptcy Court's docket on October 22, 2004.

         JPMCB, currently the sole lender under the DIP Agreement, was also a lender under the Company's pre-petition credit facility. In addition, JPMCB or its affiliates may hold equity positions in the Company.

         The First Amendment amends the DIP Agreement to clarify the Company's ability to continue its ordinary course of business practice of using exchange-traded futures, in addition to options, to hedge against fluctuations in prices in commodities used in the Company's business, although such practice remains subject to certain restrictions. The First Amendment, among other things, also clarifies certain definitions related to the determination of the borrowing base under the DIP Agreement.


Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.       Description
----------        -----------

   10.1 First Amendment, dated as of November 1, 2004, to the Revolving Credit Agreement, dated as of September 23, 2004, among Interstate Bakeries Corporation ("Parent Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, and each of the direct and indirect subsidiaries of the Parent Borrower party to this Agreement (each individually a "Subsidiary Borrower" and collectively the "Subsidiary Borrowers"; and together with the Parent Borrower, the "Borrowers"), each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (the cases of the Borrowers, each a "Case" and collectively, the "Cases"), JPMorgan Chase Bank ("JPMCB"), and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party hereto (together with JPMCB, the "Lenders"), J.P. Morgan Securities Inc., as lead arranger and book runner, JPMorgan Chase Bank, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, and JPMorgan Chase Bank, as collateral agent (in such capacity, the "Collateral") for the Lenders

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2004                      INTERSTATE BAKERIES
                                            CORPORATION


                                            By:  /s/ Ronald B. Hutchison
                                                 ------------------------------
                                                   Ronald B. Hutchison
                                                   Executive Vice President and
                                                   Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.       Description
----------        -----------

   10.1 First Amendment, dated as of November 1, 2004, to the Revolving Credit Agreement, dated as of September 23, 2004, among Interstate Bakeries Corporation ("Parent Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, and each of the direct and indirect subsidiaries of the Parent Borrower party to this Agreement (each individually a "Subsidiary Borrower" and collectively the "Subsidiary Borrowers"; and together with the Parent Borrower, the "Borrowers"), each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (the cases of the Borrowers, each a "Case" and collectively, the "Cases"), JPMorgan Chase Bank ("JPMCB"), and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party hereto (together with JPMCB, the "Lenders"), J.P. Morgan Securities Inc., as lead arranger and book runner, JPMorgan Chase Bank, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, and JPMorgan Chase Bank, as collateral agent (in such capacity, the "Collateral") for the Lenders